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                                  EXHIBIT 23.1

                        Consent of KPMG Peak Marwick LLP





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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
ML Bancorp, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.




                                                           KPMG Peat Marwick LLP



July 8, 1997